UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2006

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

0-11174	14-1160510

(Commission File No.)	(I.R.S. Employer Identification No.)

New York

(State or other jurisdiction of incorporation or organization)

47 Main Street Warwick, New York 10990 (845) 986-8080

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Warwick Valley Telephone Company (the “Company”) announced today that Mr. Michael A. Cutler had informed the Company’s Board that he is resigning as Vice President and Chief Financial Officer and Treasurer effective December 1, 2006, to pursue other business interests.

A copy of the press release containing such announcement is found in Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release entitled “WVT CFO Resigns,” dated November 17, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
(Registrant)
Date: November 17, 2006	By: /s/ Herbert Gareiss, Jr.

Name: Herbert Gareiss, Jr.
Title: President

Exhibit Index

Exhibit No.	Description
99.1	Press Release entitled “WVT CFO Resigns,” dated November 17, 2006.